UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                     Investment Company Act file number 811-4108

                           OPPENHEIMER AGGRESSIVE GROWTH FUND/VA
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
                    (Address of principal executive offices)
                                                                   (Zip code)
                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
--------------------------------------------------------------------------------
                              (Name and address of agent for service)


           Registrant's telephone number, including area code: (303) 768-3200
                                                               --------------

                                      Date of fiscal year end:  DECEMBER 31
                                                                -----------

          Date of reporting period: JANUARY 1, 2003 - DECEMBER 31, 2003



ITEM 1.  REPORTS TO STOCKHOLDERS.

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Over the 12-month period ended December 31, 2003, the Fund delivered more modest gains than its benchmark. The Fund's gains were driven primarily by the stock market's broadly based upward trend. Performance relative to the benchmark was undermined by the disproportionate strength in highly speculative, small-cap stocks with weak underlying fundamentals, an investment profile the Fund generally avoided. Performance particularly suffered due to the Fund's underweighted position in technology, one of the market's strongest areas, and its overweighted position in the relatively weak areas of health care service and pharmaceuticals. Stock-specific disappointments included Cerner Corp., a healthcare information technology provider, and Concord EFS, Inc., an electronic transaction processor, both of which we sold in response to disappointing financial results.
   On October 28, 2003, John O'Hare stepped in as portfolio manager. Under his guidance, we broadened the Fund's portfolio and attempted to decrease overall volatility by increasing the number and breadth of holdings. Our aim is to deliver competitive results without subjecting shareholders to unnecessary risk. As such, we focused on high quality growth companies with above-average earnings that we believed were well positioned to sustain growth over the next three to five years. In particular, we looked for leaders in their industries with experienced management teams that had established strong track records of fostering sales and earnings growth. We want to see companies with sustainable competitive advantages, high margins and margin expansion, high return on equity, and strong financial positions. We selected investments one security at a time based on individual growth characteristics and upside appreciation potential.
   During the final two months of 2003, the Fund's portfolio grew from approximately 40 to over 60 individual holdings. We reduced the size of the Fund's largest holdings to under 3.5% of the total portfolio. We also reduced the Fund's exposure to the technology and health care areas, and added to areas in which the Fund held little exposure, such as energy and industrials, that we believed offered strong growth prospects. Significant additions to the Fund's portfolio included several business services and process companies, such as Affiliated Computer Services, Inc. and Fiserv, Inc.; energy exploration companies and service providers, such as Apache Corp. and Smith International, Inc.; consumer-related companies, ranging from supermarket chains and food retailers to automotive supply companies; health care providers; and various industrials, such as Expeditors International of Washington, Inc. and Southwest Airlines Co.
   At the same time, we retained roughly half of the Fund's former holdings, all of which met our strict investment criteria. Holdings that remained in the Fund included, among others, biotechnology companies, such as Gilead Sciences, Inc., retailers, such as Bed Bath & Beyond Inc., health care service providers, such as Stryker Corp.; and technology companies, such as Symantec Corp. The Fund's portfolio holdings, allocations and strategies are subject to change.
COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each share class of the Fund held until December 31, 2003. In the case of Non-Service shares, performance is measured over a ten-year period. In the case of Service shares, performance is measured from inception of the class on October 16, 2000. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
   The Fund's performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities that is a measure of the general domestic stock market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                   3 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------



NON-SERVICE SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Aggressive Growth Fund/VA (Non-Service)
S&P 500 Index
[LINE GRAPH]
                    Oppenheimer Aggressive Growth           S&P 500
                    Fund/VA (Non-Service)                   Index
12/31/1993          $10,000                                 $10,000
03/31/1994            9,447                                   9,621
06/30/1994            8,393                                   9,662
09/30/1994            9,244                                  10,133
12/31/1994            9,241                                  10,131
03/31/1995            9,633                                  11,117
06/30/1995           10,413                                  12,176
09/30/1995           11,720                                  13,143
12/31/1995           12,246                                  13,934
03/31/1996           13,278                                  14,682
06/30/1996           14,563                                  15,340
09/30/1996           15,183                                  15,814
12/31/1996           14,723                                  17,131
03/31/1997           12,981                                  17,591
06/30/1997           15,671                                  20,660
09/30/1997           17,810                                  22,207
12/31/1997           16,441                                  22,845
03/31/1998           18,585                                  26,029
06/30/1998           19,302                                  26,893
09/30/1998           14,814                                  24,224
12/31/1998           18,474                                  29,378
03/31/1999           20,266                                  30,841
06/30/1999           22,356                                  33,011
09/30/1999           23,258                                  30,955
12/31/1999           33,919                                  35,557
03/31/2000           42,618                                  36,371
06/30/2000           41,112                                  35,405
09/30/2000           43,643                                  35,062
12/31/2000           30,107                                  32,321
03/31/2001           22,081                                  28,491
06/30/2001           21,979                                  30,158
09/30/2001           19,031                                  25,733
12/31/2001           20,693                                  28,482
03/31/2002           19,625                                  28,561
06/30/2002           17,125                                  24,737
09/30/2002           14,528                                  20,466
12/31/2002           14,942                                  22,190
03/31/2003           14,712                                  21,491
06/30/2003           16,992                                  24,798
09/30/2003           17,928                                  25,454
12/31/2003           18,766                                  28,551

AVERAGE ANNUAL TOTAL RETURNS OF NON-SERVICE SHARES OF THE FUND AT 12/31/03
1-Year  25.59%   5-Year  0.31%   10-Year  6.50%   Inception Date  8/15/1986

SERVICE SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Aggressive Growth Fund/VA (Service)
S&P 500 Index
[LINE GRAPH]
                   Oppenheimer Aggressive Growth              S&P 500
                   Fund/VA (Service)                          Index
10/16/2000         $10,000                                    $10,000
12/31/2000           7,240                                      9,257
03/31/2001           5,311                                      8,161
06/30/2001           5,285                                      8,638
09/30/2001           4,575                                      7,370
12/31/2001           4,973                                      8,158
03/31/2002           4,713                                      8,181
06/30/2002           4,110                                      7,085
09/30/2002           3,484                                      5,862
12/31/2002           3,578                                      6,356
03/31/2003           3,521                                      6,156
06/30/2003           4,067                                      7,103
09/30/2003           4,290                                      7,291
12/31/2003           4,489                                      8,178

AVERAGE ANNUAL TOTAL RETURNS OF SERVICE SHARES OF THE FUND AT 12/31/03
1-Year  25.44%   Since Inception  -22.10%   Inception Date  10/16/2000

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR MORE CURRENT PERFORMANCE DATA, CALL US AT 1.800.981.2871. THE FUND'S TOTAL RETURNS SHOULD NOT BE EXPECTED TO BE THE SAME AS THE RETURNS OF OTHER FUNDS, WHETHER OR NOT BOTH FUNDS HAVE THE SAME PORTFOLIO MANAGERS AND/OR SIMILAR NAMES.
INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR OR CALLING US AT 1.800.981.2871. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.
GRAPHS ARE NOT DRAWN TO SAME SCALE. AN EXPLANATION OF THE CALCULATION OF THE PERFORMANCE IS IN THE STATEMENT OF ADDITIONAL INFORMATION.



                   4 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

STATEMENT OF INVESTMENTS  December 31, 2003
--------------------------------------------------------------------------------

                                                   MARKET VALUE
                                       SHARES        SEE NOTE 1
----------------------------------------------------------------
COMMON STOCKS--97.3%
----------------------------------------------------------------
CONSUMER DISCRETIONARY--24.7%
----------------------------------------------------------------
AUTO COMPONENTS--1.7%
Gentex Corp.                          430,300    $   19,002,048
----------------------------------------------------------------
AUTOMOBILES--1.0%
Harley-Davidson, Inc.                 241,400        11,473,742
----------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--6.2%
Krispy Kreme Doughnuts, Inc. 1        148,300         5,427,780
----------------------------------------------------------------
P.F. Chang's China Bistro, Inc. 1     230,000        11,702,400
----------------------------------------------------------------
Panera Bread Co., Cl. A 1             250,700         9,910,171
----------------------------------------------------------------
Ruby Tuesday, Inc.                    616,200        17,555,538
----------------------------------------------------------------
Starbucks Corp. 1                     747,500        24,712,350
                                                ----------------
                                                     69,308,239

----------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--1.0%
Marvel Enterprises, Inc. 1            376,200        10,951,182
----------------------------------------------------------------
MEDIA--1.7%
Univision Communications, Inc.,
Cl. A 1                               479,400        19,027,386
----------------------------------------------------------------
MULTILINE RETAIL--3.9%
Family Dollar Stores, Inc.            805,100        28,886,988
----------------------------------------------------------------
Fred's, Inc.                          478,700        14,830,126
                                                ----------------
                                                     43,717,114


----------------------------------------------------------------
SPECIALTY RETAIL--7.1%
Bed Bath & Beyond, Inc. 1             727,600        31,541,460
----------------------------------------------------------------
Chico's FAS, Inc. 1                   462,700        17,096,765
----------------------------------------------------------------
O'Reilly Automotive, Inc. 1           407,097        15,616,241
----------------------------------------------------------------
PetsMart, Inc.                        672,200        15,998,360
                                                ----------------
                                                     80,252,826


----------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--2.1%
Coach, Inc. 1                         643,400        24,288,350
----------------------------------------------------------------
CONSUMER STAPLES--2.1%
----------------------------------------------------------------
FOOD & STAPLES RETAILING--2.1%
Whole Foods Market, Inc. 1            354,000        23,764,020
----------------------------------------------------------------
ENERGY--4.7%
----------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.6%
Smith International, Inc. 1           439,400        18,243,888
----------------------------------------------------------------
OIL & GAS--3.1%
Apache Corp.                          249,500        20,234,450
----------------------------------------------------------------
XTO Energy, Inc.                      493,600        13,968,880
                                                ----------------
                                                     34,203,330

----------------------------------------------------------------
FINANCIALS--8.2%
----------------------------------------------------------------
COMMERCIAL BANKS--1.6%
Commerce Bancorp, Inc.                347,100        18,285,228


                                                   MARKET VALUE
                                       SHARES        SEE NOTE 1
----------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--3.3%
Investors Financial Services Corp.    497,200    $   19,097,452
----------------------------------------------------------------
Legg Mason, Inc.                      232,500        17,944,350
                                                ----------------
                                                     37,041,802


----------------------------------------------------------------
INSURANCE--1.4%
AMBAC Financial Group, Inc.           235,100        16,313,589
----------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--1.9%
Doral Financial Corp.                 385,200        12,434,256
----------------------------------------------------------------
Radian Group, Inc.                    176,000         8,580,000
                                                ----------------
                                                     21,014,256

----------------------------------------------------------------
HEALTH CARE--17.4%
----------------------------------------------------------------
BIOTECHNOLOGY--5.3%
Gilead Sciences, Inc. 1               559,400        32,523,516
----------------------------------------------------------------
Idexx Laboratories, Inc. 1            201,641         9,331,945
----------------------------------------------------------------
Invitrogen Corp. 1                    257,900        18,053,000
                                                ----------------
                                                     59,908,461


----------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--4.1%
Stryker Corp.                         158,900        13,508,089
----------------------------------------------------------------
Varian Medical Systems, Inc. 1        482,200        33,320,020
                                                ----------------
                                                     46,828,109


----------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--7.0%
Coventry Health Care, Inc. 1           62,600         4,037,074
----------------------------------------------------------------
Health Management Associates,
Inc., Cl. A                         1,245,200        29,884,800
----------------------------------------------------------------
Lincare Holdings, Inc. 1              604,200        18,144,126
----------------------------------------------------------------
Patterson Dental Co. 1                415,800        26,677,728
                                                ----------------
                                                     78,743,728


----------------------------------------------------------------
PHARMACEUTICALS--1.0%
Mylan Laboratories, Inc.              429,700        10,854,222
----------------------------------------------------------------
INDUSTRIALS--15.7%
----------------------------------------------------------------
AIR FREIGHT & LOGISTICS--2.5%
Expeditors International of
Washington, Inc.                      763,500        28,753,410
----------------------------------------------------------------
AIRLINES--2.2%
JetBlue Airways Corp. 1               204,700         5,428,644
----------------------------------------------------------------
Southwest Airlines Co.              1,214,500        19,602,030
                                                ----------------
                                                     25,030,674


----------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--5.7%
Apollo Group, Inc., Cl. A 1           467,900        31,817,200
----------------------------------------------------------------
Corporate Executive Board Co. 1       349,100        16,292,497
----------------------------------------------------------------
Stericycle, Inc. 1                    339,800        15,868,660
                                                ----------------
                                                     63,978,357





                   5 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

STATEMENT OF INVESTMENTS  Continued
----------------------------------------------------------------



                                                   MARKET VALUE
                                       SHARES        SEE NOTE 1
----------------------------------------------------------------
MACHINERY--1.6%
Donaldson Co., Inc.                   302,700    $   17,907,732
----------------------------------------------------------------
ROAD & RAIL--2.0%
C.H. Robinson Worldwide, Inc.         589,100        22,332,781
----------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--1.7%
Fastenal Co.                          377,300        18,842,362
----------------------------------------------------------------
INFORMATION TECHNOLOGY--24.5%
----------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--1.4%
QLogic Corp. 1                        306,900        15,836,040
----------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.4%
CDW Corp.                             380,500        21,977,680
----------------------------------------------------------------
Thermo Electron Corp. 1               646,600        16,294,320
                                                ----------------
                                                     38,272,000

----------------------------------------------------------------
IT SERVICES--5.0%
Affiliated Computer Services, Inc.,
Cl. A 1                               237,000        12,907,020
----------------------------------------------------------------
Fiserv, Inc. 1                        331,500        13,097,565
----------------------------------------------------------------
Paychex, Inc.                         343,300        12,770,760
----------------------------------------------------------------
Sungard Data Systems, Inc. 1          624,600        17,307,666
                                                ----------------
                                                     56,083,011


----------------------------------------------------------------
OFFICE ELECTRONICS--2.4%
Zebra Technologies Corp., Cl. A 1     408,100        27,085,597
----------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.5%
Linear Technology Corp.               400,200        16,836,414
----------------------------------------------------------------
SOFTWARE--10.8%
Adobe Systems, Inc.                   520,700        20,463,510
----------------------------------------------------------------
Amdocs Ltd. 1                         557,200        12,525,856
----------------------------------------------------------------
Citrix Systems, Inc. 1                226,537         4,804,850
----------------------------------------------------------------
Electronic Arts, Inc. 1               578,800        27,655,064
----------------------------------------------------------------
Intuit, Inc. 1                        484,600        25,640,186
----------------------------------------------------------------
Symantec Corp. 1                      863,400        29,916,810
                                                ----------------
                                                    121,006,276
                                                ----------------
Total Common Stocks
(Cost $980,655,647)                               1,095,186,174


                                                   MARKET VALUE
                                       SHARES        SEE NOTE 1
----------------------------------------------------------------
PREFERRED STOCKS--0.3%
Axsun Technologies, Inc., Cv.,
Series C 1,2,3                      3,170,523    $    1,350,326
----------------------------------------------------------------
Blaze Network Products, Inc.,
8% Cv., Series D 1,2,3              1,147,862                --
----------------------------------------------------------------
BroadBand Office, Inc., Cv.,
Series C 1,2,3                        211,641                --
----------------------------------------------------------------
Centerpoint Broadband
Technologies, Inc.:
Cv., Series D 1,2,3                 1,298,701                --
Cv., Series Z 1,2,3                   262,439                --
----------------------------------------------------------------
fusionOne, Inc., 8% Non-Cum. Cv.,
Series D 1,2,3                      2,663,972            95,104
----------------------------------------------------------------
MicroPhotonix Integration Corp.,
Cv., Series C 1,2,3                   633,383                --
----------------------------------------------------------------
Multiplex, Inc., Cv.,
Series C 1,2,3                      2,330,253         1,447,786
----------------------------------------------------------------
Questia Media, Inc., Cv.,
Series B 1,2,3                      2,329,735           168,440
                                                ----------------
Total Preferred Stocks
(Cost $113,962,357)                                   3,061,656

                                    PRINCIPAL
                                       AMOUNT
----------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--2.4%
Undivided interest of 12.06% in joint
repurchase agreement (Principal Amount/
Market Value $226,368,000, with a
maturity value of $226,378,061) with DB
Alex Brown LLC, 0.80%, dated 12/31/03,
to be repurchased at $27,305,214 on
1/2/04, collateralized by U.S. Treasury
Nts., 6.75%, 5/31/05, with a value of
$231,043,540
(Cost $27,304,000)                $27,304,000        27,304,000

----------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $1,121,922,004)                   100.0%    1,125,551,830
----------------------------------------------------------------
LIABILITIES IN EXCESS
OF OTHER ASSETS                          (0.0)         (110,865)
                                 -------------------------------
NET ASSETS                              100.0%   $1,125,440,965
                                 ===============================





                   6 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

FOOTNOTES TO STATEMENT OF INVESTMENTS
1. Non-income producing security.

2. Identifies issues considered to be illiquid or restricted. See Note 6 of Notes to Financial Statements.

3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2003. The aggregate fair value of securities of affiliated companies held by the Fund as of December 31, 2003 amounts to $3,061,656. Transactions during the period in which the issuer was an affiliate are as follows:

                                                                 SHARES        GROSS        GROSS              SHARES    UNREALIZED
                                                      DECEMBER 31, 2002    ADDITIONS   REDUCTIONS   DECEMBER 31, 2003  DEPRECIATION
------------------------------------------------------------------------------------------------------------------------------------
STOCKS AND/OR WARRANTS
Axsun Technologies, Inc., Cv., Series C                       3,170,523           --           --           3,170,523  $ 35,649,677
Blaze Network Products, Inc., 8% Cv., Series D                1,147,862           --           --           1,147,862     7,346,317
BroadBand Office, Inc., Cv., Series C                           211,641           --           --             211,641     4,000,015
Centerpoint Broadband Technologies, Inc., Cv., Series D       1,298,701           --           --           1,298,701    13,999,997
Centerpoint Broadband Technologies, Inc., Cv., Series Z         262,439           --           --             262,439     6,999,992
fusionOne, Inc., 8% Non-Cum. Cv., Series D                    2,663,972           --           --           2,663,972    14,370,264
MicroPhotonix Integration Corp., Cv., Series C                  633,383           --           --             633,383     4,000,004
Multiplex, Inc., Cv., Series C                                2,330,253           --           --           2,330,253    15,702,876
Questia Media, Inc., Cv., Series B                            2,329,735           --           --           2,329,735     8,831,559
                                                                                                                       -------------
                                                                                                                       $110,900,701
                                                                                                                       =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




                   7 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2003
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value--see accompanying statement:
Unaffiliated companies (cost $1,007,959,647)                                                             $1,122,490,174
Affiliated companies (cost $113,962,357)                                                                      3,061,656
                                                                                                         ---------------
                                                                                                          1,125,551,830
------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                                                          210,737
Shares of beneficial interest sold                                                                              197,806
Other                                                                                                             7,240
                                                                                                         ---------------
Total assets                                                                                              1,125,967,613

------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Bank overdraft                                                                                                      823
------------------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                                                                          344,583
Investments purchased                                                                                            76,847
Shareholder reports                                                                                              51,113
Legal, auditing and other professional fees                                                                      34,661
Distribution and service plan fees                                                                                5,478
Trustees' compensation                                                                                            5,287
Transfer and shareholder servicing agent fees                                                                       848
Other                                                                                                             7,008
                                                                                                         ---------------
Total liabilities                                                                                               526,648

------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                               $1,125,440,965
                                                                                                         ===============
------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
Par value of shares of beneficial interest                                                               $       30,657
------------------------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                                1,909,596,778
------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                               (787,816,296)
------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                                    3,629,826
                                                                                                         ---------------
NET ASSETS                                                                                               $1,125,440,965
                                                                                                         ===============


------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of
$1,113,743,024 and 30,337,235 shares of beneficial interest outstanding)                                         $36.71
------------------------------------------------------------------------------------------------------------------------
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of
$11,697,941 and 320,169 shares of beneficial interest outstanding)                                               $36.54



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   8 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2003
--------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $21,019)                          $  1,809,704
----------------------------------------------------------------------------------------------
Interest                                                                            1,014,753
                                                                                 -------------
Total investment income                                                             2,824,457

----------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                     7,110,272
----------------------------------------------------------------------------------------------
Distribution and service plan fees--Service shares                                      9,523
----------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Non-Service shares                                                                     10,406
Service shares                                                                            176
----------------------------------------------------------------------------------------------
Shareholder reports                                                                    92,622
----------------------------------------------------------------------------------------------
Trustees' compensation                                                                 27,749
----------------------------------------------------------------------------------------------
Custodian fees and expenses                                                             1,629
----------------------------------------------------------------------------------------------
Other                                                                                  97,254
                                                                                 -------------
Total expenses                                                                      7,349,631
Less reduction to custodian expenses                                                   (1,629)
                                                                                 -------------
Net expenses                                                                        7,348,002


----------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                (4,523,545)

----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
Net realized gain on:
Investments (including premiums on options exercised)                              62,484,464
Closing and expiration of option contracts written                                    335,012
                                                                                 -------------
Net realized gain                                                                  62,819,476
----------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments               175,024,712

----------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $233,320,643
                                                                                 =============



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   9 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


YEAR ENDED DECEMBER 31,                                                                        2003            2002
--------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment loss                                                                  $   (4,523,545) $   (3,634,134)
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                 62,819,476    (236,178,562)
--------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                    175,024,712    (188,237,967)
                                                                                     -------------------------------
Net increase (decrease) in net assets resulting from operations                         233,320,643    (428,050,663)

--------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Non-Service shares                                                                               --      (8,907,419)
Service shares                                                                                   --            (359)

--------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Non-Service shares                                                                      (98,877,573)   (204,697,344)
Service shares                                                                           10,935,179         114,405

--------------------------------------------------------------------------------------------------------------------
NET ASSETS
Total increase (decrease)                                                               145,378,249    (641,541,380)
--------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                     980,062,716   1,621,604,096
                                                                                     -------------------------------
End of period                                                                        $1,125,440,965  $  980,062,716
                                                                                     ===============================



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   10 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------




NON-SERVICE SHARES    YEAR ENDED DECEMBER 31                      2003          2002          2001          2000        1999
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                            $29.23       $ 40.72       $ 70.77       $ 82.31      $44.83
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                      (.15)         (.10)          .23           .53        (.09)
Net realized and unrealized gain (loss)                           7.63        (11.16)       (21.38)        (8.59)      37.57
                                                                --------------------------------------------------------------
Total from investment operations                                  7.48        (11.26)       (21.15)        (8.06)      37.48
------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                --          (.23)         (.54)           --          --
Distributions from net realized gain                                --            --         (8.36)        (3.48)         --
                                                                --------------------------------------------------------------
Total dividends and/or distributions to shareholders                --          (.23)        (8.90)        (3.48)         --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $36.71       $ 29.23       $ 40.72       $ 70.77      $82.31
                                                                ==============================================================

------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                               25.59%       (27.79)%      (31.27)%      (11.24)%     83.60%

------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $1,113,743    $  979,919    $1,621,550    $2,595,101  $2,104,128
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $1,041,584    $1,240,435    $1,898,088    $2,978,465  $1,314,349
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income (loss)                                     (0.43)%       (0.29)%        0.47%         0.65%      (0.17)%
Total expenses                                                    0.70% 3       0.68% 3       0.68% 3       0.64% 3     0.67% 3
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                            154%           54%          134%           39%         66%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.




                   11 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------



SERVICE SHARES    YEAR ENDED DECEMBER 31                       2003          2002          2001      2000 1
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
Net asset value, beginning of period                         $29.13       $ 40.70       $ 70.77   $ 97.75
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                            -- 2         .16           .19       .20
Net realized and unrealized gain (loss)                        7.41        (11.53)       (21.36)   (27.18)
                                                             ----------------------------------------------
Total from investment operations                               7.41        (11.37)       (21.17)   (26.98)
-----------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                             --          (.20)         (.54)       --
Distributions from net realized gain                             --            --         (8.36)       --
                                                             ----------------------------------------------
Total dividends and/or distributions to shareholders             --          (.20)        (8.90)       --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $36.54       $ 29.13       $ 40.70   $ 70.77
                                                             ==============================================

-----------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                            25.44%       (28.05)%      (31.31)%  (27.60)%

-----------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                    $11,698          $144           $54        $1
-----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                           $ 3,858          $ 72           $31        $1
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                                  (0.72)%       (0.56)%        0.09%     1.14%
Total expenses                                                 0.95%         1.55%         0.83%     0.64%
Expenses after expense reimbursement or fee waiver and
reduction to custodian expenses                                 N/A 5        0.98%          N/A 5     N/A 5
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                         154%           54%          134%       39%



1. For the period from October 16, 2000 (inception of offering) to December 31, 2000.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4. Annualized for periods of less than one full year.
5. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   12 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Aggressive Growth Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in "growth type" companies. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class.
   The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective foreign exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders.



                   13 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued
The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                                 NET UNREALIZED
                                                                   APPRECIATION
                                                               BASED ON COST OF
                                                                 SECURITIES AND
   UNDISTRIBUTED      UNDISTRIBUTED          ACCUMULATED      OTHER INVESTMENTS
   NET INVESTMENT         LONG-TERM                 LOSS     FOR FEDERAL INCOME
   INCOME                      GAIN     CARRYFORWARD 1,2           TAX PURPOSES
   ----------------------------------------------------------------------------
   $--                          $--         $787,400,423             $3,213,944

1. As of December 31, 2003, the Fund had $787,400,423 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2003, details of the capital loss carryforwards were as follows:

                              EXPIRING
                              -------------------------
                              2009         $557,175,601
                              2010          230,224,822
                                           ------------
                              Total        $787,400,423
                                           ============

2. During the fiscal year December 31, 2003, the Fund utilized $32,872,643 of capital loss carryforward to offset capital gains realized in that fiscal year. During the fiscal year December 31, 2002, the Fund did not utilize any capital loss carryforwards.



Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for December 31, 2003. Net assets of the Fund were unaffected by the reclassifications.


                                                    REDUCTION TO
                                                     ACCUMULATED
                 REDUCTION TO                     NET INVESTMENT
                 PAID-IN CAPITAL                            LOSS
                 -----------------------------------------------
                 $4,523,545                           $4,523,545

The tax character of distributions paid during the years ended December 31, 2003 and December 31, 2002 was as follows:
                                          YEAR ENDED               YEAR ENDED
                                   DECEMBER 31, 2003        DECEMBER 31, 2002
   --------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                               $--               $8,907,778

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost of securities           $1,122,337,886
                                                          ==============
                 Gross unrealized appreciation            $  139,443,578
                 Gross unrealized depreciation             (136,229,634)
                                                          --------------
                 Net unrealized appreciation              $    3,213,944
                                                          ==============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or are invested in other Oppenheimer funds selected by the Trustee. Deferral of trustees'



                   14 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                  YEAR ENDED DECEMBER 31, 2003          YEAR ENDED DECEMBER 31, 2002
                                                      SHARES            AMOUNT              SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------------
NON-SERVICE SHARES
Sold                                               7,581,692     $ 249,645,333           7,012,727     $ 240,059,154
Dividends and/or distributions reinvested                 --                --             230,762         8,907,419
Redeemed                                         (10,767,148)     (348,522,906)        (13,538,032)     (453,663,917)
                                                 --------------------------------------------------------------------
Net decrease                                      (3,185,456)    $ (98,877,573)         (6,294,543)    $(204,697,344)
                                                 ====================================================================

---------------------------------------------------------------------------------------------------------------------
SERVICE SHARES
Sold                                                 328,184     $  11,390,813               5,604     $     188,927
Dividends and/or distributions reinvested                 --                --                   9               359
Redeemed                                             (12,954)         (455,634)             (1,993)          (74,881)
                                                 --------------------------------------------------------------------
Net increase                                         315,230     $  10,935,179               3,620     $     114,405
                                                 ====================================================================



--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2003, were $1,475,858,581 and $1,488,037,400, respectively.


--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million and 0.58% of average annual net assets over $1.5 billion.



                   15 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2003, the Fund paid $10,185 to OFS for services to the Fund.
   Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
   OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average net assets of the Fund. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN FOR SERVICE SHARES. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc., the Distributor, for distribution-related services for the Fund's Service shares. Under the Plan, payments are made quarterly at an annual rate of up to 0.25% of the average annual net assets of the Service shares of the Fund. Fees incurred by the Fund under the plan are detailed in the Statement of Operations..


--------------------------------------------------------------------------------
5. OPTION ACTIVITY
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
   The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
   Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
   Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
   The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.
   Written option activity for the year ended December 31, 2003 was as follows:

                                                             CALL OPTIONS
                                             ----------------------------
                                                NUMBER OF       AMOUNT OF
                                                CONTRACTS        PREMIUMS
-------------------------------------------------------------------------
Options outstanding as of December 31, 2002            --     $        --
Options written                                     2,840         436,467
Options closed or expired                          (2,460)       (335,012)
Options exercised                                    (380)       (101,455)
                                             ----------------------------
Options outstanding as of December 31, 2003            --     $        --
                                             ============================




                   16 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

--------------------------------------------------------------------------------
6. ILLIQUID OR RESTRICTED SECURITIES
As of December 31, 2003, investments in securities included issues that are illiquid or restricted. Restricted securities are purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 2003 was $3,061,656, which represents 0.27% of the Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

                                                ACQUISITION                    VALUATION AS OF       UNREALIZED
SECURITY                                              DATES           COST   DECEMBER 31, 2003     DEPRECIATION
---------------------------------------------------------------------------------------------------------------
STOCKS AND/OR WARRANTS
Axsun Technologies, Inc., Cv., Series C            12/13/00    $37,000,003          $1,350,326      $35,649,677
Blaze Network Products, Inc., 8% Cv., Series D     10/17/00      7,346,317                  --        7,346,317
BroadBand Office, Inc., Cv., Series C               8/28/00      4,000,015                  --        4,000,015
Centerpoint Broadband Technologies, Inc.,
Cv., Series D                                      10/23/00     13,999,997                  --       13,999,997
Centerpoint Broadband Technologies, Inc.,
Cv., Series Z                                       5/26/00      6,999,992                  --        6,999,992
fusionOne, Inc., 8% Non-Cum. Cv., Series D           9/6/00     14,465,368              95,104       14,370,264
MicroPhotonix Integration Corp., Cv., Series C       7/6/00      4,000,004                  --        4,000,004
Multiplex, Inc., Cv., Series C                       2/9/01     17,150,662           1,447,786       15,702,876
Questia Media, Inc., Cv., Series B                  8/18/00      8,999,999             168,440        8,831,559


--------------------------------------------------------------------------------
7. BORROWING AND LENDING ARRANGEMENTS
The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission (the SEC) to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. The SEC's order requires the Fund's Board of Trustees to adopt operating policies and procedures to administer interfund borrowing and lending. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
   The Fund had no interfund borrowings or loans outstanding during the year ended or at December 31, 2003.


                   17 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER AGGRESSIVE
GROWTH FUND/VA:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Aggressive Growth Fund/VA, a series of Oppenheimer Variable Account Funds, including the statement of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Aggressive Growth Fund/VA as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.




DELOITTE & TOUCHE LLP

Denver, Colorado
February 12, 2004


                   18 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
In early 2004, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2003. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
   The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



PORTFOLIO PROXY VOTING
POLICIES AND PROCEDURES  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, and (ii) on the SEC's website at www.sec.gov.




                   19 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------


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NAME, POSITION(S) HELD WITH       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE;
FUND, LENGTH OF SERVICE, AGE      NUMBER OF FUNDS IN FUND COMPLEX CURRENTLY OVERSEEN BY TRUSTEE

INDEPENDENT                       THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL, CO
TRUSTEES                          80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, UNTIL HIS OR HER RESIGNATION,
                                  RETIREMENT, DEATH OR REMOVAL.

WILLIAM L. ARMSTRONG,             Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company
Chairman of the Board             (since 1991), Centennial State Mortgage Company (since 1994), The El Paso Mortgage Company
(since 2003) and                  (since 1993), Transland Financial Services, Inc. (since 1997); Chairman of the following
Trustee (since 1999)              private companies: Great Frontier Insurance (insurance agency) (since 1995), Ambassador Media
Age: 66                           Corporation and Broadway Ventures (since 1984); a director of the following public companies:
                                  Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992) and
                                  UNUMProvident (insurance company) (since 1991). Mr. Armstrong is also a Director/ Trustee of
                                  Campus Crusade for Christ and the Bradley Foundation. Formerly a director of the following:
                                  Storage Technology Corporation (a publicly-held computer equipment company) (1991-February
                                  2003), and International Family Entertainment (television channel) (1992-1997), Frontier Real
                                  Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); a U.S. Senator (January 1979-January 1991). Oversees 38
                                  portfolios in the OppenheimerFunds complex.

ROBERT G. AVIS,                   Formerly, Director and President of A.G. Edwards Capital, Inc. (General Partner of private
Trustee (since 1993)              equity funds) (until February 2001); Chairman, President and Chief Executive Officer of A.G.
Age: 72                           Edwards Capital, Inc. (until March 2000); Vice Chairman and Director of A.G. Edwards, Inc. and
                                  Vice Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary) (until March
                                  1999); Chairman of A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor)
                                  (until March 1999); and a Director (until March 2000) of A.G. Edwards & Sons and A.G. Edwards
                                  Trust Company. Oversees 38 portfolios in the OppenheimerFunds complex.

GEORGE C. BOWEN,                  Formerly (until April 1999): Senior Vice President (from September 1987) and Treasurer (from
Trustee (since 1997)              March 1985) of OppenheimerFunds, Inc. (the Manager); Vice President (from June 1983) and
Age: 67                           Treasurer (since March 1985) of OppenheimerFunds Distributor, Inc. (a subsidiary of the
                                  Manager); Senior Vice President (since February 1992), Treasurer (since July 1991) Assistant
                                  Secretary and a director (since December 1991) of Centennial Asset Management Corporation; Vice
                                  President (since October 1989) and Treasurer (since April 1986) of HarbourView Asset Management
                                  Corporation (an investment advisory subsidiary of the Manager); President, Treasurer and a director (June 1989-January 1990) of Centennial Capital Corporation (an investment advisory subsidiary of the Manager); Vice President and Treasurer (since August 1978) and Secretary
                                  (since April 1981) of Shareholder Services, Inc. (a transfer agent subsidiary of the Manager);
                                  Vice President, Treasurer and Secretary (since November 1989) of Shareholder Financial
                                  Services, Inc. (a transfer agent subsidiary of the Manager); Assistant Treasurer (since March
                                  1998) of Oppenheimer Acquisition Corp. (the Manager's parent corporation); Treasurer (since
                                  November 1989) of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                                  Manager); Vice President and Treasurer (since July 1996) of Oppenheimer Real Asset Management,
                                  Inc. (an investment advisory subsidiary of the Manager); Chief Executive Officer and director
                                  (since March 1996) of MultiSource Services, Inc. (a broker-dealer subsidiary of the Manager);
                                  Treasurer (since October 1997) of OppenheimerFunds International Ltd. and OppenheimerFunds plc
                                  (offshore fund management subsidiaries of the Manager). Oversees 38 portfolios in the
                                  OppenheimerFunds complex.

EDWARD L. CAMERON,                A member of The Life Guard of Mount Vernon, George Washington's home (since June 2000).
Trustee (since 1999)              Formerly (March 2001 - May 2002) Director of Genetic ID, Inc. and its subsidiaries (a privately
Age: 65                           held biotech company); a partner with PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and Chairman (from 1994-1998), Price Waterhouse LLP Global Investment
                                  Management Industry Services Group. Oversees 38 portfolios in the OppenheimerFunds complex.

JON S. FOSSEL,                    Chairman and Director (since 1998) of Rocky Mountain Elk Foundation (a not-for-profit
Trustee (since 1990)              foundation); and a director (since October 1999) of P.R. Pharmaceuticals (a privately held
Age: 61                           company) and UNUMProvident (an insurance company) (since June 1, 2002). Formerly Chairman and a director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and a director of Oppenheimer Acquisition
                                  Corp., Shareholders Services Inc. and Shareholder Financial Services, Inc. (until October
                                  1995). Oversees 38 portfolios in the OppenheimerFunds complex.
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                          20 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA
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SAM FREEDMAN,                     Director of Colorado Uplift (a non-profit charity) (since September 1984). Formerly (until
Trustee (since 1996)              October 1994) Mr. Freedman held several positions in subsidiary or affiliated companies of the
Age: 63                           Manager. Oversees 38 portfolios in the OppenheimerFunds complex.

BEVERLY L. HAMILTON,              Trustee (since 1996) of MassMutual Institutional Funds and of MML Series Investment Fund
Trustee (since 2002)              (open-end investment companies); Director of MML Services (since April 1987) and America Funds
Age: 57                           Emerging Markets Growth Fund (since October 1991) (both are investment companies), The
                                  California Endowment (a philanthropy organization) (since April 2002), and Community Hospital of Monterey Peninsula, (since February 2002); a trustee (since February 2000) of Monterey
                                  International Studies (an educational organization), and an advisor to Unilever (Holland)'s pension fund and to Credit Suisse First Boston's Sprout venture capital unit. Mrs. Hamilton also is a member of the investment committees of the Rockefeller Foundation, the University of
                                  Michigan and Hartford Hospital. Formerly, President (February 1991-April 2000) ARCO Investment
                                  Management Company. Oversees 37 portfolios in the OppenheimerFunds complex.

ROBERT J. MALONE,                 Chairman and CEO (since 2003) of Steele Street State Bank (a commercial banking entity);
Trustee (since 2002)              Director (since 2001) of Jones Knowledge, Inc. (a privately held company), U.S. Exploration,
Age: 59                           Inc., (since 1997), Colorado UpLIFT (a non-profit organization) (since 1986) and a trustee of the Gallagher Family Foundation (non-profit organization) (since 2000). Formerly, Chairman of
                                  U.S. Bank (a subsidiary of U.S. Bancorp and formerly Colorado National Bank,) (July 1996-April
                                  1, 1999) and a director of Commercial Assets, Inc. (a REIT) (1993-2000). Oversees 37 portfolios in the OppenheimerFunds complex.

F. WILLIAM MARSHALL, JR.,         Trustee (since 1996) of MassMutual Institutional Funds and of MML Series Investment Fund
Trustee (since 2000)              (open-end investment companies); Trustee (since 1987), Chairman of the Board (since 2003) and
Age: 61                           Chairman of the investment committee (since 1994) for the Worcester Polytech Institute;
                                  President and Treasurer (since January 1999) of the SIS Fund (a private not for profit charitable fund); Trustee (since 1995) of the Springfield Library and Museum Association;
                                  Trustee (since 1996) of the Community Music School of Springfield. Formerly, member of the investment committee of the Community Foundation of Western Massachusetts (1998 - 2003);
                                  Chairman (January 1999-July 1999) of SIS & Family Bank, F.S.B. (formerly SIS Bank); President,
                                  Chief Executive Officer and Director (May 1993-December 1998) of SIS Bankcorp, Inc. and SIS
                                  Bank (formerly Springfield Institution for Savings) and Executive Vice President (January
                                  1999-July 1999) of Peoples Heritage Financial Group, Inc. Oversees 38 portfolios in the
                                  OppenheimerFunds complex.


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INTERESTED TRUSTEE                THE ADDRESS OF MR. MURPHY IN THE CHART BELOW IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET,
AND OFFICER                       NEW YORK, NY 10281-1008. MR. MURPHY SERVES FOR AN INDEFINITE TERM, UNTIL HIS RESIGNATION, DEATH
                                  OR REMOVAL.

JOHN V. MURPHY,                   Chairman, Chief Executive Officer and director (since June 2001) and President (since September
President and Trustee             2000) of the Manager; President and a director or trustee of other Oppenheimer funds; President
(since 2001)                      and a director (since July 2001) of Oppenheimer Acquisition Corp. and of Oppenheimer
Age: 54                           Partnership Holdings, Inc.; a director (since November 2001) of OppenheimerFunds Distributor,
                                  Inc.; Chairman and a director (since July 2001) of Shareholder Services, Inc. and of
                                  Shareholder Financial Services, Inc.; President and a director (since July 2001) of
                                  OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of OppenheimerFunds, Inc.: OFI
                                  Institutional Asset Management, Inc. and Centennial Asset Management Corporation (since
                                  November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc.
                                  (since July 2001); President (since November 1, 2001) and a director (since July 2001) of
                                  Oppenheimer Real Asset Management, Inc.; a director (since November 2001) of Trinity Investment
                                  Management Corp. and Tremont Advisers, Inc. (investment advisory affiliates of the Manager);
                                  Executive Vice President (since February 1997) of Massachusetts Mutual Life Insurance Company
                                  (the Manager's parent company); a director (since June 1995) of DLB Acquisition Corporation (a holding company that owns shares of David L. Babson & Company, Inc.); formerly, Chief Operating
                                  Officer (September 2000-June 2001) of the Manager; President and trustee (November
                                  1999-November 2001) of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life Insurance Company;
                                  President, Chief Executive Officer and director (September 1999-August 2000) of MML Bay State
                                  Life Insurance Company; a director (June 1989-June 1998) of Emerald Isle Bancorp and Hibernia
                                  Savings Bank (a wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 72 portfolios as a
                                  Trustee/Officer and 10 portfolios as an Officer in the OppenheimerFunds complex.
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                          21 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA
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TRUSTEES AND OFFICERS  Unaudited / Continued
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OFFICERS                          THE ADDRESS OF THE OFFICERS IN THE CHART BELOW IS AS FOLLOWS: FOR MESSRS. O'HARE AND MR. ZACK,
                                  TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NY 10281-1008, FOR MR. WIXTED, 6803
                                  S. TUCSON WAY, CENTENNIAL, CO 80112-3924. EACH OFFICER SERVES FOR AN ANNUAL TERM OR UNTIL HIS
                                  OR HER EARLIER RESIGNATION, DEATH OR REMOVAL.

JOHN O'HARE,                      Vice President of the Manager (since September 2003); an officer of 2 portfolios in the
Vice President and                OppenheimerFunds complex. Formerly Executive Vice President and Portfolio Manager (June 2000 -
Portfolio Manager                 August 2003) and Portfolio Manager and Senior Vice President (August 1997 - June 2000) at
(since 2003)                      Geneva Capital Management, Ltd. (an investment advisor). Mr. O'Hare holds a BBA in Finance and
Age: 45                           Economics from the University of Wisconsin and is a Chartered Financial Analyst.

BRIAN W. WIXTED,                  Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since March
Treasurer (since 1999)            1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real
Age: 44                           Asset Management Corporation, Shareholder Financial Services, Inc., Oppenheimer Partnership
                                  Holdings, Inc., OFI Private Investments, Inc. (since March 2000), OppenheimerFunds
                                  International Ltd. and OppenheimerFunds plc (offshore fund management subsidiaries of the
                                  Manager) (since May 2000) and OFI Institutional Asset Management, Inc. (since November 2000);
                                  Treasurer and Chief Financial Officer (since May 2000) of OFI Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer (since March 1999) of Oppenheimer Acquisition
                                  Corp. and OppenheimerFunds Legacy Program (since April 2000); formerly Principal and Chief
                                  Operating Officer (March 1995-March 1999), Bankers Trust Company-Mutual Fund Services Division.
                                  An officer of 82 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                   Executive Vice President (since January 2004) and General Counsel (since February 2002) of the
Vice President and Secretary      Manager; General Counsel and a director (since November 2001) of OppenheimerFunds Distributor,
(since 2001)                      Inc.; Senior Vice President and General Counsel (since November 2001) of HarbourView Asset
Age: 55                           Management Corporation; Vice President and a director (since November 2000) of Oppenheimer
                                  Partnership Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                  November 2001) of Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private
                                  Investments, Inc., OFI Trust Company and OFI Institutional Asset Management, Inc.; General
                                  Counsel (since November 2001) of Centennial Asset Management Corporation; a director (since
                                  November 2001) of Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                  (since November 2001) of OppenheimerFunds International Ltd.; Vice President (since November
                                  2001) of OppenheimerFunds Legacy Program; Secretary (since November 2001) of Oppenheimer
                                  Acquisition Corp.; formerly Senior Vice President (May 1985-January 2004), Acting General
                                  Counsel (November 2001-February 2002) and Associate General Counsel (May 1981-October 2001) of
                                  the Manager; Assistant Secretary of Shareholder Services, Inc. (May 1985-November 2001),
                                  Shareholder Financial Services, Inc. (November 1989-November 2001); OppenheimerFunds
                                  International Ltd. And OppenheimerFunds plc (October 1997-November 2001). An officer of 82 portfolios in the OppenheimerFunds complex.

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THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION
ABOUT THE FUND'S TRUSTEES AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST.


                          22 | OPPENHEIMER AGGRESSIVE GROWTH FUND/VA

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ITEM 2.  CODE OF ETHICS

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

         The Board of Trustees of the Fund has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial experts," and has designated Messrs. Cameron and Bowen as the Audit Committee's financial experts. Messrs. Cameron and Bowen are "independent" Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)      Audit Fees

              The principal accountant for the audit of the registrant's annual financial statements billed $28,000 in fiscal 2003 and $27,500 in fiscal 2002.

         (b)  Audit-Related Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $75,000 in fiscal 2003 and $65,000 in fiscal 2002 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews and consultation concerning financial accounting and reporting standards.

         (c)  Tax Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $11,600 in fiscal 2003 and $6,500 in fiscal 2002 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include, among others: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

         (d)  All Other Fees

              The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant during the last two fiscal years.

              The principal accountant for the audit of the registrant's annual financial statements billed $0 in fiscal 2003 and $3,500 in fiscal 2002 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

              Such fees would include services provided to the registrant's Board of Trustees with respect to the annual renewal of the registrant's investment advisory agreement.

         (e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

              The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

              Pre-approval of non-audit services is waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

              (2) 100%

         (f)  Not applicable as less than 50%.

         (g) The principal accountant for the audit of the registrant's annual financial statements billed $86,600 in fiscal 2003 and $75,000 in fiscal 2002 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

         (h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
              (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal account's independence. No such services were rendered.

ITEM 5.  NOT APPLICABLE

ITEM 6.  RESERVED

ITEM 7.  NOT APPLICABLE

ITEM 8.  NOT APPLICABLE

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         Not applicable for fiscal periods ending December 31, 2003.

ITEM 10.  CONTROLS AND PROCEDURES

          (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of December 31, 2003, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

          (b) There have been no significant changes in registrant's internal controls over financial reporting that occurred during the registrant's second fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



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ITEM 11.  EXHIBITS.

(A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)

(B) EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)